UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2017

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Till Capital Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-37402	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Continental Building Crawford House, 50 Cedar Avenue Hamilton, HM11, Bermuda
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (208) 635-5415

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 28, 2016, Till Capital Ltd. (the “Company”) engaged Grant Thornton LLP, Hartford, Connecticut, USA(“GT U.S.”), to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2016. Contemporaneous with the determination to appoint GT U.S., the Company dismissed Grant Thornton LLP, Toronto, Ontario, Canada, (“GT Canada”) from the role.

The reports of GT Canada on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2015 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2015 and through the date of this Current Report on Form 8-K, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and GT Canada on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of GT Canada, would have caused GT Canada to make reference to the subject matter of the disagreements in connection with its report for such fiscal year; and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided GT Canada with a copy of the disclosures that the Company is making in this Current Report on Form 8-K and requested that GT Canada furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of GT Canada’s letter dated February 3, 2017 is filed as Exhibit 16.1 hereto.

During the fiscal year ended December 31, 2015 and through the date of this Current Report on Form 8-K, neither the Company nor anyone acting on its behalf has consulted with GT U.S. with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that GT U.S. concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or reportable event.

On February 3, 2017, the Company issued a press release announcing the above event. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
16.1	Letter, dated February 3, 2017 from Grant Thornton LLP, Toronto, Ontario, Canada

99.1	Press release, dated February 3, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILL CAPITAL LTD.

Date: February 3, 2017	/s/ Brian P. Lupien
Brian P. Lupien
Chief Financial Officer